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                                                                  Exhibit 99.2

CERTIFICATION PURSUANT TO 19 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Consumers Bancorp, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned officer of the Company does hereby certify that:

     a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







           /s/ Paula J. Meiler
   -------------------------------------
              Paula J. Meiler
   Chief Financial Officer and Treasurer
         Consumers Bancorp, Inc.
            February 12, 2003



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